Exhibit 10.13.2

EXECUTION

OMNIBUS AMENDMENT TO THIRD AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, PRICING SIDE LETTER AND AMENDED AND RESTATED MARGIN, SETOFF AND MASTER NETTING AGREEMENT

Omnibus Amendment, dated as of April 20, 2020 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman”, a “Committed Buyer” and a “Buyer”), Alpine Securitization LTD (“Alpine” and a “Buyer”) and other Buyers from time to time party to the Repurchase Agreement (collectively, the “Buyers”), Credit Suisse Securities (USA) LLC (“CS Securities”), Quicken Loans, LLC (f/k/a Quicken Loans Inc.) (“Quicken Loans” and a “Seller”) and One Reverse Mortgage, LLC (“One Reverse”, and together with Quicken Loans, the “Sellers”).

RECITALS

The Administrative Agent, the Buyers, and the Sellers are parties to that certain (i) Third Amended and Restated Master Repurchase Agreement, dated as of May 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (ii) Pricing Side Letter, dated as of May 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Pricing Side Letter”; and as further amended by this Amendment, the “Pricing Side Letter”). The Administrative Agent, the Buyers, CS Securities and the Sellers are parties to that certain Amended and Restated Margin, Setoff and Master Netting Agreement, dated as of May 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Netting Agreement”; and as further amended by this Amendment, the “Netting Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement, Existing Pricing Side Letter or Existing Netting Agreement, as applicable.

The Administrative Agent, the Buyers, CS Securities and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement, Existing Pricing Side Letter and Existing Netting Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement, Existing Pricing Side Letter and Existing Netting Agreement.

Accordingly, the Administrative Agent, the Buyers, CS Securities and the Sellers hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement, Existing Pricing Side Letter and Existing Netting Agreement are hereby amended as follows:

SECTION 1.                            Consent to Name Change and Conversion. Quicken Loans has informed Administrative Agent and Buyers that it intends to convert from a Michigan corporation to a Michigan limited liability company and change its name from “Quicken Loans Inc.” to “Quicken Loans, LLC” (the “Conversion”). Quicken Loans hereby requests and Administrative Agent and Buyers hereby agree to (a) consent to the Conversion on the terms and conditions previously disclosed to Administrative Agent and Buyers and (b) waive any and all restrictions under the Program Documents solely to the extent breached as a direct result of the Conversion.

SECTION 2.                            Ratification of Security Interest. On and after the Conversion, Quicken Loans hereby ratifies and confirms that is has granted, assigned and pledged to Administrative Agent for the benefit of Buyers a fully perfected first priority security interest in the Repurchase Assets.

SECTION 3.                            Repurchase Agreement Amendments. The Existing Repurchase Agreement is hereby amended by:

3.1                               deleting all references of “Quicken Loans Inc.” in their entirety and replacing them with “Quicken Loans, LLC”.

3.2                               deleting the definition of “Sellers” in Section 2 in its entirety and replacing it with the following:

“Sellers” means Quicken Loans, LLC and One Reverse Mortgage, LLC or any of their permitted successors and assigns.

SECTION 4.                            Pricing Side Letter Amendments. The Existing Pricing Side Letter is hereby amended by deleting all references of “Quicken Loans Inc.” in their entirety and replacing them with “Quicken Loans, LLC”.

SECTION 5.                            Netting Agreement Amendments. The Existing Netting Agreement is hereby amended by deleting all references of “Quicken Loans Inc.” in their entirety and replacing them with “Quicken Loans, LLC”.

SECTION 6.                            Conditions Precedent. This Amendment shall become effective as of April 15, 2020 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

6.1                               Security Interest. Evidence that all actions necessary to perfect the interest of the Administrative Agent on behalf of Buyers, in the Repurchase Assets with respect to Quicken Loans have been taken, including, without limitation, duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1 or Form UCC-3, as applicable.

6.2                               Organizational Documents. A certificate of the secretary of Quicken Loans, substantially in form and substance acceptable to Administrative Agent on behalf of Buyers in its sole good faith discretion, attaching certified copies of Quicken Loan’s formation and organizational documents and resolutions approving the Conversion and transactions thereunder (either specifically or by general resolution) and all documents evidencing other necessary entity action or governmental approvals as may be required in connection with the Program Documents.

6.3                               Good Standing Certificate. A certified copy of a good standing certificate from the jurisdiction of organization of Quicken Loans.

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6.4                               Incumbency Certificate. An incumbency certificate of an officer of Quicken Loans certifying the names, true signatures and titles of the representatives duly authorized to request transactions under the Program Documents by execution of this Amendment.

6.5                               Opinion of Counsel. An opinion of Quicken Loans’ counsel addressing those matters as set forth in Section 10.a(6) of the Repurchase Agreement.

6.6                               Insurance. Evidence that Quicken Loans’ Fidelity Insurance and as a direct loss payee/right of action under its errors and omissions insurance policy has been updated to reflect the Conversion.

6.7                               Delivered Documents. On the Amendment Effective Date, the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)                                 this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, CS Securities and the Sellers;

(b)                                 Power of Attorney, executed and delivered by duly authorized officers, as applicable, of Quicken Loans;

(c)                                  Amendment No. 1 to Amended and Restated Custodial Agreement, executed and delivered by duly authorized officers, as applicable, of the Administrative Agent, Buyers, the Sellers and the Custodian;

(d)                                 Amendment No. 1 to Amended and Restated Electronic Tracking Agreement, executed and delivered by duly authorized officers, as applicable, of the Administrative Agent, Buyers, Quicken Loans, MERSCORP Holdings, Inc. and Mortgage Electronic Registration Systems, Inc.; and

(e)                                  Amendment No. 1 to Controlled Collateral Account Service Agreement, executed and delivered by duly authorized officers of Administrative Agent, Quicken Loans and JP Morgan Chase Bank, N.A.

SECTION 7.                            Representations and Warranties. Each Seller hereby represents and warrants to the Administrative Agent that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 8.                            Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement, Existing Pricing Side Letter and Existing Netting Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. From and after the Amendment Effective Date, all references to the Seller in the Repurchase Agreement, the Pricing Side Letter, the Participation Agreement and the other Program Agreements shall be deemed to refer to the Seller, as converted pursuant to the Conversion.

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SECTION 9.                            Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10.                     Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention as may be approved by the Administrative Agent in its sole discretion.

SECTION 11.                     GOVERNING LAW.   THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Administrative Agent:	CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC

	By:	/s/ Margaret Dellafera
		Name:	Margaret Dellafera
		Title:	Vice President

Committed Buyer:	CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH

	By:	/s/ Margaret Dellafera
		Name:	Margaret Dellafera
		Title:	Vice President

	By:	/s/ Elie Chau
		Name:	Elie Chau
		Title:	Vice President

Buyer:	ALPINE SECURITIZATION LTD, by CREDIT
SUISSE AG, NEW YORK BRANCH as
Attorney-in-fact

	By:	/s/ Elie Chau
		Name:	Elie Chau
		Title:	Vice President

	By:	/s/ Jason Ruchelsman
		Name:	Jason Ruchelsman
		Title:	Director

Signature Page to Omnibus Amendment (MRA, PSL and Netting Agreement)

CS Securities:	CREDIT SUISSE SECURITIES (USA) LLC

	By:	/s/ Margaret Dellafera
		Name:	Margaret Dellafera
		Title:	Vice President

Signature Page to Omnibus Amendment (MRA, PSL and Netting Agreement)

Seller:	QUICKEN LOANS, LLC (F/K/A QUICKEN
LOANS INC.

	By:	/s/ Julie Booth
		Name:	Julie Booth
		Title:	Chief Financial Officer

Signature Page to Omnibus Amendment (MRA, PSL and Netting Agreement)

Seller:	ONE REVERSE MORTGAGE, LLC

	By:	/s/ Jay Farner
		Name:	Jay Farner
		Title:	Chairman

Signature Page to Omnibus Amendment (MRA, PSL and Netting Agreement)